SCHEDULE I

MUBASHIR MUKADAM

Principal Business Address	Principal Occupation or Employment	Name and Description of Principal Business of Employer	Citizenship
c/o Blantyre Capital Limited 2nd Floor East, Carrington House 123-130 Regent Street London SW1Y 6LX United Kingdom	Director	Blantyre Capital Limited; Investment Advisor	United Kingdom

SCHEDULE II

BLANTYRE MULANJE II GP LIMITED

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Name and Description of Principal Business of Employer	Citizenship
Matt Auriemma	c/o HighWater Limited Grand Pavilion Commercial Centre 1st Floor, 802 West Bay Road, P.O. Box 30599, George Town Grand Cayman KY1-1203 Cayman Islands	Director	HighWater Limited; Corporate Governance Services Company	United States
Heloisa Chaney[1]	c/o Blantyre Capital Limited 2nd Floor East, Carrington House 123-130 Regent Street London SW1Y 6LX United Kingdom	Director	Blantyre Capital US LLC; Subsidiary of Blantyre Capital Limited	United States
Russell Burt	Marbury Fund Services (Cayman) Limited 3rd Floor, Fidelity Financial Centre West Bay Road, PO Box 2427 Grand Cayman, KY1-1105 Cayman Islands	Director	Marbury Fund Services; Fiduciary Services Company	British

1 Ms. Chaney is an employee of Blantyre Capital US LLC, a subsidiary of Blantyre Capital Limited. She serves as the Chief Operating Officer of Blantyre Capital Limited.

SCHEDULE III

BLANTYRE FUND II (GP) LIMITED

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Name and Description of Principal Business of Employer	Citizenship
Matt Auriemma	c/o HighWater Limited Grand Pavilion Commercial Centre 1st Floor, 802 West Bay Road, P.O. Box 30599, George Town Grand Cayman KY1-1203 Cayman Islands	Director	HighWater Limited; Corporate Governance Services Company	United States
Heloisa Chaney[2]	c/o Blantyre Capital Limited 2nd Floor East, Carrington House 123-130 Regent Street London SW1Y 6LX United Kingdom	Director	Blantyre Capital US LLC; Subsidiary of Blantyre Capital Limited	United States
Russell Burt	Marbury Fund Services (Cayman) Limited 3rd Floor, Fidelity Financial Centre West Bay Road, PO Box 2427 Grand Cayman, KY1-1105 Cayman Islands	Director	Marbury Fund Services; Fiduciary Services Company	British

2 Ms. Chaney is an employee of Blantyre Capital US LLC, a subsidiary of Blantyre Capital Limited. She serves as the Chief Operating Officer of Blantyre Capital Limited.

SCHEDULE IV

BLANTYRE FUND III (GP) LIMITED

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Name and Description of Principal Business of Employer	Citizenship
Matt Auriemma	c/o HighWater Limited Grand Pavilion Commercial Centre 1st Floor, 802 West Bay Road, P.O. Box 30599, George Town Grand Cayman KY1-1203 Cayman Islands	Director	HighWater Limited; Corporate Governance Services Company	United States
Heloisa Chaney[3]	c/o Blantyre Capital Limited 2nd Floor East, Carrington House 123-130 Regent Street London SW1Y 6LX United Kingdom	Director	Blantyre Capital US LLC; Subsidiary of Blantyre Capital Limited	United States
Russell Burt	Marbury Fund Services (Cayman) Limited 3rd Floor, Fidelity Financial Centre West Bay Road, PO Box 2427 Grand Cayman, KY1-1105 Cayman Islands	Director	Marbury Fund Services; Fiduciary Services Company	British

3 Ms. Chaney is an employee of Blantyre Capital US LLC, a subsidiary of Blantyre Capital Limited. She serves as the Chief Operating Officer of Blantyre Capital Limited.

SCHEDULE V

BLANTYRE CAPITAL LIMITED

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Name and Description of Principal Business of Employer	Citizenship
Mubashir Mukadam	c/o Blantyre Capital Limited 2nd Floor East, Carrington House 123-130 Regent Street London SW1Y 6LX United Kingdom	Director; Managing Partner & Chief Investment Officer	Blantyre Capital Limited; Investment Advisor	United Kingdom
Fernando de Santiago	c/o Blantyre Capital Limited 2nd Floor East, Carrington House 123-130 Regent Street London SW1Y 6LX United Kingdom	Director; Head of Investments	Blantyre Capital Limited; Investment Advisor	Spain
Heloisa Chaney[4]	c/o Blantyre Capital Limited 2nd Floor East, Carrington House 123-130 Regent Street London SW1Y 6LX United Kingdom	Managing Partner & Chief Operating Officer	Blantyre Capital US LLC; Subsidiary of Blantyre Capital Limited	United States
Joseph Salegna[5]	c/o Blantyre Capital Limited 2nd Floor East, Carrington House 123-130 Regent Street London SW1Y 6LX United Kingdom	Chief Financial Officer	Blantyre Capital US LLC; Subsidiary of Blantyre Capital Limited	United States

4 Ms. Chaney is an employee of Blantyre Capital US LLC, a subsidiary of Blantyre Capital Limited. She serves as the Chief Operating Officer of Blantyre Capital Limited.

5 Mr. Salegna is an employee of Blantyre Capital US LLC, a subsidiary of Blantyre Capital Limited. He serves as the Chief Financial Officer of Blantyre Capital Limited.

SCHEDULE VI

BLANTYRE MULANJE II DAC

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Name and Description of Principal Business of Employer	Citizenship
Mark Fitzgerald	1 Pear Tree Field Galloping Green North Blackrock Co. Dublin Ireland	Director	N/A	Ireland
Eoin Redmond	Castlerock Newtownpark Avenue Co. Dublin A94 T9V4 Ireland	Director	N/A	Ireland

SCHEDULE VII

BSSF II IRELAND DAC

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Name and Description of Principal Business of Employer	Citizenship
Mark Fitzgerald	1 Pear Tree Field Galloping Green North Blackrock Co. Dublin Ireland	Director	N/A	Ireland
Eoin Redmond	Castlerock Newtownpark Avenue Co. Dublin A94 T9V4 Ireland	Director	N/A	Ireland

SCHEDULE VIII

BSSF III DAC

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Name and Description of Principal Business of Employer	Citizenship
Mark Fitzgerald	1 Pear Tree Field Galloping Green North Blackrock Co. Dublin Ireland	Director	N/A	Ireland
Eoin Redmond	Castlerock Newtownpark Avenue Co. Dublin A94 T9V4 Ireland	Director	N/A	Ireland

SCHEDULE IX

BLANTYRE MULANJE III GP LIMITED

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Name and Description of Principal Business of Employer	Citizenship
Matt Auriemma	c/o HighWater Limited Grand Pavilion Commercial Centre 1st Floor, 802 West Bay Road, P.O. Box 30599, George Town Grand Cayman KY1-1203 Cayman Islands	Director	HighWater Limited; Corporate Governance Services Company	United States
Heloisa Chaney[6]	c/o Blantyre Capital Limited 2nd Floor East, Carrington House 123-130 Regent Street London SW1Y 6LX United Kingdom	Director	Blantyre Capital US LLC; Subsidiary of Blantyre Capital Limited	United States
Russell Burt	Marbury Fund Services (Cayman) Limited 3rd Floor, Fidelity Financial Centre West Bay Road, PO Box 2427 Grand Cayman, KY1-1105 Cayman Islands	Director	Marbury Fund Services; Fiduciary Services Company	British

6 Ms. Chaney is an employee of Blantyre Capital US LLC, a subsidiary of Blantyre Capital Limited. She serves as the Chief Operating Officer of Blantyre Capital Limited.

SCHEDULE X

Blantyre Capital ICAV

Name and Position of Officer or Director	Principal Business Address	Principal Occupation or Employment	Name and Description of Principal Business of Employer	Citizenship
Mark Fitzgerald	1 Pear Tree Field Galloping Green North Blackrock Co. Dublin Ireland	Director	N/A	Ireland
Eoin Redmond	Castlerock Newtownpark Avenue Co. Dublin A94 T9V4 Ireland	Director	N/A	Ireland